                                   EXHIBIT 21

                              LIST OF SUBSIDIARIES

                                                                                                             PERCENTAGE
                                                                                     STATE OR                 OF VOTING
                                                                                 JURISDICTION OF             SECURITIES
                                  NAME                                            INCORPORATION                 OWNED
                                 ------                                         -----------------           ------------
Al Wasl Marine LLC.......................................................  Dubai                                  49%
Antilles Marine Service Limited..........................................  Trinidad and Tobago                    50%
Asie Zapata Marine Service Sdn. Bhd......................................  Malaysia                               49%
BESSA Cash Backed PLC....................................................  England                               100%
BESSA Cash Backed II PLC.................................................  England                               100%
BESSA Cash Backed III PLC................................................  England                               100%
Compania Maritima de Magallanes Limitada.................................  Chile                                 100%
Divetide Limited.........................................................  Thailand                              100%
Equipo Mara, C.A.........................................................  Venezuela                            19.9%
Equipo Zulia, C.A........................................................  Venezuela                             100%
Fairway Personnel Services Limited.......................................  England                               100%
Four Star Marine, Inc....................................................  Louisiana                              49%
Gulf Fleet Abu Dhabi.....................................................  Abu Dhabi                              49%
Gulf Fleet Middle East, Inc..............................................  Panama                                100%
Gulf Fleet N.V...........................................................  Netherlands Antilles                  100%
Gulf Fleet Supply Vessels, Inc...........................................  Louisiana                             100%
Hansa Shipping, Inc......................................................  Panama                                100%
Hilliard Oil & Gas, Inc..................................................  Nevada                                100%
Hornbeck Shipping Limited................................................  Isle of Man                           100%
International Oceanic Navigation Company, Inc............................  Panama                                100%
Jackson Marine Corporation...............................................  Delaware                              100%
Jackson Marine, S.A......................................................  Panama                                100%
Java Boat Corporation....................................................  Louisiana                             100%
Lamnalco-Tidewater Marine Service Limited................................  Vanuatu                                50%
Maritide Offshore Oil Services Company S.A.E.............................  Egypt                                  49%
Mashhor Marine Sdn. Bhd..................................................  Brunei                                 70%
Matchmobile Limited......................................................  England                               100%
Mightmethod Limited......................................................  England                               100%
Neatern Limited..........................................................  England                               100%
Nuigini Energy Services (unincorporated).................................  New Guinea                             50%
Offshore Pacific Pty. Ltd................................................  Vanuatu                                50%
O.I.L. Limited...........................................................  England                               100%
O.I.L. (Nigeria) Limited.................................................  Nigeria                              82.1%
OSA do Brasil Representacoes Ltda........................................  Brazil                                100%
OSA Marine Services (Asia) Pte. Limited..................................  Singapore                             100%
OSA Marine Services GmbH.................................................  Germany                               100%
OTTTO Limited............................................................  England                               100%
Pacific Tidewater Pty. Ltd...............................................  Australia                             100%
Pan-Marine do Brasil Transportes Ltda....................................  Brazil                                100%
Pan Marine International, Inc............................................  Cayman Islands                        100%

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
                                                                                                             PERCENTAGE
                                                                                     STATE OR                 OF VOTING
                                                                                 JURISDICTION OF             SECURITIES
                                  NAME                                            INCORPORATION                 OWNED
                                 ------                                         -----------------           ------------
Parktor Shipping NV......................................................  Netherlands Antilles                  100%
Pental Insurance Co. Ltd.................................................  Bermuda                               100%
Point Marine, Inc........................................................  Louisiana                             100%
Provident Marine Ltd.....................................................  Turks & Caicos Islands                 50%
Quality Shipyards, Inc...................................................  Louisiana                             100%
Remolcadores y Gabarras Remigasa, S.A....................................  Venezuela                            19.9%
Seafarer Boat Corporation................................................  Louisiana                             100%
Servicios de Abastecimientos Mexicanos, S. de R.L. de C.V................  Mexico                                100%
Servicios Maritimos del Carmen, S.A. de C.V..............................  Mexico                                100%
Servicios Maritimos Ves, S. de R.L. de C.V...............................  Mexico                                100%
Servicios y Representaciones Maritimas Mexicanas, S.A. de C.V.             Mexico                                100%
Sin-Hai Offshore Co. Pte. Ltd............................................  Singapore                            97.5%
Solo Fleet Sdn. Bhd......................................................  Malaysia                               49%
Solo Fleet Two Sdn. Bhd..................................................  Malaysia                               49%
Solo Support Services Sdn. Bhd...........................................  Malaysia                               30%
Sonatide Marine, Ltd.....................................................  Cayman Islands                         49%
S.O.P., Inc..............................................................  Louisiana                             100%
Southern Ocean Services Pte. Ltd.........................................  Singapore                             100%
Sunset Personnel Services Limited........................................  Cyprus                               49.9%
T. Benetee Corporation...................................................  Delaware                              100%
Thabet and O.I.L. Co. Ltd................................................  Yemen                                  30%
Thai OSA Services Limited................................................  Thailand                               49%
The National Marine Services Company.....................................  Abu Dhabi                              40%
Tidewater Australia Pte. Ltd.............................................  Australia                             100%
Tidewater Caribe, C.A....................................................  Venezuela                             100%
Tidewater Crewing Limited................................................  Cayman Islands                        100%
Tidewater Foreign Sales Corporation......................................  Barbados                              100%
Tidewater Marine Alaska, Inc.............................................  Alaska                                100%
Tidewater Marine, Inc....................................................  Louisiana                             100%
Tidewater Marine International, Inc......................................  Panama                                100%
Tidewater Marine International Pte. Ltd..................................  Singapore                             100%
Tidewater Marine (IOM) Limited...........................................  Isle of Man                           100%
Tidewater Marine (Malaysia) Sdn. Bhd.....................................  Malaysia                              100%
Tidewater Marine North Sea Limited.......................................  England                               100%
Tidewater Marine Service, C.A. (SEMARCA).................................  Venezuela                             100%
Tidewater Marine Service, Inc............................................  Louisiana                             100%
Tidewater Marine West Indies Limited.....................................  Bahama Islands                        100%
Tidewater Marine Western, Inc............................................  Texas                                 100%
Tidewater Offshore (GP-1984), Inc........................................  Delaware                              100%
Tidewater Offshore Limited...............................................  Scotland                              100%
Tidewater Port Jackson Marine Pty. Limited...............................  Australia                             100%
Tidewater Venezuela, C.A.................................................  Venezuela                             100%
Tidex (Malaysia) Sdn. Bhd................................................  Malaysia                              100%
Tidex Nigeria Limited....................................................  Nigeria                                60%
Tidex/OTS Nigeria Limited (unincorporated)...............................  Nigeria                                50%
TT Boat Corporation......................................................  Louisiana                             100%
Twenty Grand Marine Service, Inc.........................................  Louisiana                             100%
Twenty Grand Offshore, Inc...............................................  Louisiana                             100%
VTG Supply Boat Liberia Inc..............................................  Liberia                               100%

                                      -2-
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
                                                                                                             PERCENTAGE
                                                                                     STATE OR                 OF VOTING
                                                                                 JURISDICTION OF             SECURITIES
                                  NAME                                            INCORPORATION                 OWNED
                                 ------                                         -----------------           ------------
Zapata Gulf Crews, Inc...................................................  Panama                                100%
Zapata Gulf Indonesia Limited............................................  Vanuatu                                80%
Zapata Gulf Marine Corporation...........................................  Delaware                              100%
Zapata Gulf Marine International Limited.................................  Vanuatu                               100%
Zapata Gulf Marine Operators, Inc........................................  Delaware                              100%
Zapata Gulf Pacific, Inc.................................................  Delaware                              100%
Zapata Marine Service (Nigeria) Limited..................................  Nigeria                               100%
Zapata Servicos Maritimos Ltda...........................................  Brazil                                100%(1)
Zhong Chang Offshore Marine Service Company Ltd..........................  China                                  50%

(1) Includes Zapata Gulf Marine Corporation's ownership of 15% of the capital stock and Gulf Fleet Supply Vessels, Inc.'s ownership of 3% of the capital stock.

                                      -3-